Enabling oral drug delivery to improve patient compliance INVESTOR PRESENTATION May 2017 Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits o f t he Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays i n clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Prior clinical trial program designs a nd results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do n ot meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be a ble to market them. The Company may not be able to enter into any strategic partnership agreements. The Company’s commercial success depends on its ability to manufacture, market and sell products without infringing the proprietary rights of third pa rti es. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rate s due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact o n expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to rai se additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or mo re of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents filed by the Company with the Secu rit ies and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Lipocine Investment Highlights

Innovative Oral Products for Men's and Women's Health

Proprietary oral drug delivery technology to improve patient compliance

LPCN 1021: Potential first oral Testosterone Replacement Therapy option

- Differentiated product targeting ~$2.0 Billion established US TRT market
- Robust Phase 3 clinical data with branded market leader as active control
- Fixed dose studies on-going with top-line results expected in June 2017

Additional pipeline assets advancing towards "Phase 3 ready" status

- LPCN 1111: Next generation potential once-daily oral TRT option
  - Positive top-line Phase 2b study results
  - End of Phase 2 meeting with FDA anticipated in 4Q17
- LPCN 1107: Orphan designated oral alternative to current injectable for the prevention of preterm birth
  - Submit Phase 3 protocol to FDA via SPA anticipated in 2Q17

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4 Late - Stage Pipeline First Oral Products Targeting Significant Opportunities PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA MEN’S HEALTH LPCN 1021 (Oral Testosterone Replacement Therapy) Fixed Dose Studies On - Going , Top - line results June ‘17 LPCN 1111 (Next Generation Oral T) End of P2 Meeting 4Q ’17 WOMEN’S HEALTH LPCN 1107 (Prevention of Preterm Birth) P3 Protocol submission under SPA June’17

Hypogonadism Affects Up to 20 M American Men 1,2 5 Significant Number of Untreated Hypogonadal Males ~6M Men with diagnosed hypogonadism 3 2.2M Men currently being treated 4 700,000 New naïve patients each year 5 1. US Census data. http://www.infoplease.com/us/census/data/demographic.html. 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. Asymtomatic and/or Undiagnosed Hypogonadism 70% Diagnosed Untreated 19% 68% 32% Treated 11% Previously Treated Treatment Naïve

2016 2014 2015 350 375 400 425 450 475 500 525 550 575 600 Sep 14 Oct 14 Nov 14 Dec 14 Jan 15 Feb 15 Mar 15 Apr 15 May 15 Jun 15 Jul 15 Aug 15 Sep 15 Oct 15 Nov 15 Dec 15 Jan 16 Feb 16 Mar 16 Apr 16 May 16 Jun 16 Jul 16 Aug 16 Sep 16 Oct 16 Nov 16 Dec 16 Monthly TRx (000s) FDA Label Guidance TRT Market: Monthly TRx Trend Stable Following FDA Label Guidance ▪ Annual estimates of 6.5 million TRx 6 Source: Company reports, IMS database and UBS estimates

Unmet Need in TRT Market x Black Box Warning - Secondary exposure to testosterone x No freedom to use around pregnant loved ones x Skin irritation potential x Messy to apply and wait to dress Limitations with Currently Available Topicals and Injectables x Black Box Warning - Pulmonary oil micro embolism (POME) and anaphylaxis shock x Pain from injection x Needle phobia, needle fatigue x Scarring/injection site reactions x Risk of infection x Not flexible for dose reversal 7 Topicals Injectable s /Implants

8 10.90% 23.40% 16.10% 19.20% 36.70% 16.30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% M+1 M+2 M+3 M+4 M+5 M+6 M+7 M+8 M+9 M+10 M+11 M+12 Percentage of Patients Remaining “On Therapy” Androderm AndroGel 1.62% Axiron Fortesta Injectables Testim TRT Market: “On Therapy” Persistency Based on New - to - Market Cohorts (July 2013) 1 1. MABI’s TRT Patient Metrics (Powered by Source Healthcare Analytics Patient Data). All trademarks acknowledged. TRx leader $$ leader Poor Persistence Reflects Need for Oral Therapy Average Days on Therapy is 100 Days

LPCN 1021 9

LPCN 1021: Potential First Oral Option

Profile Demonstrated Clinically in Phase 3 SOAR Trial

EFFICACY

- LPCN 1021 met primary endpoint: 87% response rate vs. FDA requirement of 75%*
- Secondary endpoints generally consistent with approved products
- Cmax excursions were transient*
- T levels not affected by food fat content

SAFETY

- 52 week long term exposure data
- Well tolerated
- AE profile comparable to active control, including GI*
- No cardiac, hepatic or drug related SAEs
- AEs for subjects with Cmax > 1500 ng/dL are comparable to those for subjects with Cmax < 1500 ng/dL*

DIFFERENTIATION vs MARKET LEADER

- No risk of accidental T transference
- Fixed dose/no dose titration
- Patient preferred oral option

* See Appendix for Phase 3 study design and results

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LPCN 1021: Patient Market Research

Patient Enthusiasm Evident About Oral TRT


Likely or Highly Likely to Ask Physician to Prescribe LPCN 1021
80%
of interviewed TRT patients
What Most Like About LPCN 1021?
30%
"Oral Form"
30%
"It's not Gel",
" Not Injection"
" Ease of Use"
40%
Other

- LPCN 1021 generates strong patient enthusiasm among current and prior TRT users
  - Oral administration and lack of transference viewed as key benefits
- For transdermal users, most common concern is transference risk
  - ***"Always worry with the kids.";*** **"Right now we have to plan sex."**
  - Gels and roll-on are messy to apply and often cause skin irritation
- Injectable users complain about swings in testosterone levels resulting in "crash" before next dose
  - ***"I keep crashing two weeks after the injection"***
  - Needle phobia/needle fatigue are common
- Both transdermal and injection users also want better symptomatic

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LPCN 1021: Physician Market Research

Oral Agent is Most Important Attribute for Prescribers

QUESTION:
What is the most important advantage of LPCN 1021?



66%
No Competing TRT Agent Can Offer
10%
8%
8%
5%
3%
Oral Agent
No/Low Risk of…
Good Efficacy
Easy Dosing/ Administration
Easy/Less Titration
Few Side Effects/ Well-tolerated

N=212 (All Respondents; URO=54, ENDO=53, PCP=105), TVG conducted market research.
Q35a. In your opinion, what is the most important advantage of LPCN 1021?

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LPCN 1021: Development Plan 13 Next Steps to Bring LPCN 1021 to Patients • FDA indicated that proposed fixed dose dosing regimen might be acceptable, pending validation studies RESEARCH Post Complete Response Letter (June ’ 16) Fixed - dose studies on - going (enrollment complete) Next steps: • Open label, fixed dose, single arm studies of ~100 subjects in each study treated for 24 days with typical TRT efficacy endpoints - Dosing Validation (DV) study: 450 mg fixed dose divided into two equal doses - Dosing Flexibility (DF) study: 450 mg fixed dose divided into three equal doses • Top - line results from fixed dose studies anticipated in June 2017 • Planned NDA resubmission in 3Q 2017

LPCN 1111 14

LPCN 1111: Next - Generation Oral TRT • Novel bio - reversible prodrug of testosterone for oral delivery • Once - daily potential expected to sustain and improve market share of oral T franchise • Once - daily feasibility established in Phase 2a and 2b clinical trials - Single - daily oral dose provides T levels in eugonadal range • Development status - Next steps: • Preclinical toxicity study ongoing with completion targeted for 3Q17 • End of Phase 2 meeting with FDA in 4Q17 post preclinical toxicity study 15 Potential Once - Daily Dosing

LPCN 1107 16

17 1 Pediatric Research (2006) 60, 775 – 776 LPCN 1107: Prevention of Preterm Birth (PTB) An Unmet Medical Need Preterm Birth O week 20 weeks 34 weeks 37 weeks 40 weeks O NE P RETERM B IRTH E VERY M INUTE 1

High PTB Medical Costs 18 ≥ $26 billion economic impact 3 • 12% of all US pregnancies 1 (475 - 500K) result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity • First year medical costs for PTB infants are ~ 10x higher than for full term infants 2 • 28% of preterm births are to women with histories of early delivery 1. CDC (2010) 2. J. Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 3 . Institute of Medicine of the National Academies. Jul.200

LPCN 1107: First Oral PTB Candidate

Addresses Unmet Need


Makena 21 gauge needle

IM HPC, Makena®: Current preterm birth standard of care

- $334 M in sales in 2016
- Total of 18-22 injections
  - Viscous oily weekly injection
  - Injection takes up to 1 min
  - Weekly visit to/by health care provider
  - ~35% of patients experienced injection site pain during clinical trial
  - ~17% of patients reported site swelling-much greater than placebo during clinical trial

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LPCN 1107: First Oral PTB Candidate 20 Addresses Unmet Need LPCN 1107 - Oral HPC • Twice daily dose • Higher HPC levels with Phase 3 target dose vs. IM Injection, Makena • No patient discomfort upon administration • Steady state achieved in 7 days • Orphan drug designation – Major contribution to patient care

LPCN 1107: HPC PK - PD Correlation 21 HPC Concentration and PTB Rate with IM HPC, Makena 1 46.3% 27.0% 26.9% 31.3 % Quartile 1: 3.7 - 8.1 ng/mL Quartile 2: 8.2 - 9.8 ng/mL Quartile 3: 9.9 - 12.4 ng/mL Quartile 4: 12.5 - 56 ng/mL 15 25 35 45 55 6 8 10 12 14 16 PTB rate (%, N=315) HPC trough plasma concentration (ng/mL) • Lower % PTB rate can be expected with daily Cavg 2 HPC levels ≥ 8.2 ng/mL 1. Caritis et al., Am J Obstet Gynecol. 2014 (N=315 subjects) 2. Ctrough  Cavg for IM HPC, Makena N=315

LPCN 1107: Dose Finding Study Design • Open - label, four - period, four - treatment study • 12 healthy pregnant women - Ages 18 - 35 years; 16 - 18 weeks gestation • All subjects received all four treatments 22 PK Study: Oral LPCN 1107 vs IM HPC, Makena Treatment A 400 mg BID Treatment B 600 mg BID Treatment C 800 mg BID Treatment D 250 mg Weekly LPCN 1107, Oral HPC IM HPC, Makena Multiple doses for 8 days Multiple dose: 5 weeks

LPCN 1107: Dose - Finding PK Study Results 1 23 Oral LPCN 1107 vs IM HPC, Makena 1. PK results obtained post 8 days of BID dosing for LPCN 1107 and post 5 weeks for weekly IM HPC, Makena Lower reported PTB rate threshold 0 10 20 30 40 50 60 0 200 400 600 800 1000 Cavg(0 - 24/ 0 - 168) (ng/mL) Dose (mg) IM 250 mg Oral 400 mg Oral 600 mg Oral 800 mg Target Phase 3 dose • HPC levels below 8.2 ng/mL: – Target LPCN 1107 Phase 3 dose was 0% vs 20% subjects using IM HPC Makena per label • Average HPC levels at target LPCN 1107 Phase 3 dose ~ 3x greater than the comparator, IM HPC, Makena

LPCN 1107: Development Status 24 Key Design Elements for Phase 3 Study Proposed indication • To reduce the risk of preterm birth in women with a singleton pregnancy who have a history of singleton spontaneous preterm birth Design Elements • Open label non - inferiority (“NI”) study with two treatment arms (LPCN 1107 and IM, Makena ®) with 1:1 randomization with treatment up to 23 weeks • The primary efficacy analysis to demonstrate NI with Makena using a pre - specified NI margin of 7% • A standard statistical NI design of 90% power leads to ~ 1,100 subjects per arm • An adaptive design with lower NI margin is under consideration with LPCN 1107 • Interim analysis with pre - specified actions Next steps • Submit Phase 3 protocol to FDA via Special Protocol Assessment in 2Q17 • Conduct CMC activities prior to initiation of Phase 3 study

Upcoming Milestones Driving Value in 2017 25 Event Expected Timing LPCN 1021: Top - line efficacy results from DV and DF fixed dose studies June 2017 NDA resubmission 3Q 2017 LPCN 1111: Preclinical toxicology study completion 3Q 2017 End of Phase 2 meeting with FDA 4Q 2017 LPCN 1107: Submit Phase 3 protocol to FDA via SPA June 2017

Key Financial Metrics 26 Stock Price, Market Cap, Cash Balance Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (5/25/17) $3.64/share Market Capitalization (5/25/17) $70.1 million Fully Diluted Shares Outstanding (3/31/17) 21.6 million Cash Balance (3/31/17) $26.8 million Debt None

Lipocine Investment Highlights

Innovative Oral Products for Men's and Women's Health

Proprietary oral drug delivery technology to improve patient compliance

LPCN 1021: Potential first oral Testosterone Replacement Therapy option

- Differentiated product targeting ~$2.0 Billion established US TRT market
- Robust Phase 3 clinical data with branded market leader as active control
- Fixed dose studies on-going with top-line results expected in June 2017

Additional pipeline assets advancing towards "Phase 3 ready" status

- LPCN 1111: Next generation potential once-daily oral TRT option
  - Positive top-line Phase 2b study results
  - End of Phase 2 meeting with FDA anticipated in 4Q17
- LPCN 1107: Orphan designated oral alternative to current injectable for the prevention of preterm birth
  - Submit Phase 3 protocol to FDA via SPA anticipated in 2Q17

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LIPOCINE
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Appendix 28

LPCN 1021: Phase 2 Study Design 29 Group Dose (mg) (BID) Number of Subjects Sampling Time LPCN 1021 Placebo 1 75 16 4 Intensive PK (0 - 24 hr ) : Day ‘ - 1’ (Baseline), Day 1, 8 and 15 Pre - Dose (Pre - AM, 0hr) : Day 6, 7, 13 and 14 2 150 16 4 3 225 16 4 4 300 9 3 Intensive PK (0 - 24 hr ) : Day ‘ - 1’ (Baseline), Day 1, 15 and 29 12 Hour PK (0 - 12 hr AM) : Day 8 and 22 Pre - Dose (Pre - AM, 0hr) : Day 6, 7, 13 and 14 5 225 9 3

LPCN 1021: Phase 2 Study Results Responder Analysis 30 1 Groups III and V combined % of Subjects meeting the criteria on Day 15 PK Parameters Criteria / Target 75mg BID 150mg BID 225mg 1 BID 300mg BID N UMBER OF SUBJECTS 16 15 24 9 P RIMARY E ND P OINTS C ave, 0 - 24h 300 - 1140 ng/dL ≥ 75% 44 47 83 100 Lower Bound 95% CI ≥ 65% 27 35 69 79 S ECONDARY E ND P OINTS C max ≤ 1500 ng/dL ≥ 85% 100 100 88 44 C max 1800 - 2500 ng/dL ≤ 5% 0 0 0 11 C max > 2500 ng/dL 0 0 0 0 33

LPCN 1021: Phase 3 Design Study of Androgen Replacement (SOAR) 31 Open - label, randomized, active - controlled study of LPCN 1021 in hypogonadal men Screening N=315 0 Week 4 Week 8 Randomization LPCN 1021 225 mg, TU, BID with Meal (n=210) Active Control (n=105) PK/Dose Titration PK/Dose Titration PK/Efficacy Assessment Safety Assessment Week 13 Week 52 Safety Extension (up to Week 52)

LPCN 1021: SOAR Trial Efficacy Results Achieved Primary Endpoint Measure FDA Targets Efficacy Population* 1,2 Full Analysis Set #1 Number of subjects 151 193 % subjects with C avg w ithin normal range (300 - 1140 ng/ dL ) ≥75% 87.4% 87.0% 95 % CI lower bound ≥ 65% 81.7% 82.0% Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 446 (38%) 471 (41%) ▪ LPCN 1021 met both primary endpoint targets * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF 2 3.3% of subjects were non - responders ( C avg <300 ng/ dL at highest (300 mg) dose ) 32

LPCN 1021: SOAR Trial Efficacy Results Secondary Endpoints ▪ Proportion of subjects achieving maximum serum total T concentrations (Cmax) in predefined Cmax range Measure FDA Threshold 1 Efficacy Population Number of subjects 151 C max < 1500 ng/ dL ≥ 85% 82.8% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0% ▪ Results generally consistent with approved TRT products ▪ Reported adverse event profiles not correlated to observed T C max levels 33 1 Current C max acceptance criteria was originally developed for transdermal administration of testosterone

LPCN 1021: SOAR Trial Safety Results Demonstrated Safety Over 52 Weeks AE’s greater than 5% LPCN 1021 Active Control Upper Respiratory Tract Infection 5.2% 5.8% Fatigue 2.4% 6.7% ADRs greater than 2% LPCN 1021 Active Control Headache 0.5% 2.9% Acne 2.4% 0.0% Safety Population: Subjects who received at least one dose of study drug, comprised of 314 subjects; 210 who received LPCN 1021 and 104 who received the active control 34

Subjects with Cmax > 1500 ng/dL ▪ Cmax excursions following administration of LPCN 1021 are transient / short lived ▪ AE’s are comparable for subjects that have Cmax > 1500 ng/ dL and subjects that have Cmax < 1500 ng/ dL 21.9 hrs 2.1 hrs 0 6 12 18 24 Time below 1500 ng/dL Time above 1500 ng/dL Time (hrs) AE’s greater than 5% in all patients Cmax (ng/dL) >1500 < 1500 Upper Respiratory Tract Infection 2.6% 5.9% Fatigue 0% 2.5% ADRs greater than 2% in all patients Cmax (ng/dL) >1500 < 1500 Headache 0% 0.9% Acne 2.6% 0.9% AEs & ADRs based on Cmax * * Cmax on Efficacy day and AEs / ADRs following Efficacy day LPCN 1021: SOAR Trial Cmax Excursion Transiency / Impact 26